UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2024 (September 17, 2024)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Stephen J. Irish as Chief Operating Officer

On September 17, 2024, Mr. Stephen J. Irish, the Chief Operating Officer of Enterprise Bank & Trust Company (the “Bank”), the wholly-owned banking subsidiary of Enterprise Bancorp, Inc. (the “Company”), notified the Board of Directors of the Bank of his decision to resign as Chief Operating Officer of the Bank on October 7, 2024 and transition to the role of Technology and Operations Advisor until his retirement on March 31, 2025. On September 17, 2024, the Board of Directors of the Bank voted to accept the voluntary resignation of Mr. Irish. Mr. Irish’s resignation as Chief Operating Officer of the Bank and his transition to the role of Technology and Operations Advisor will occur on October 7, 2024.
Mr. Irish has been with the Bank since 1988. Mr. Irish served as Managing Director, Wealth Management and Chief Operating Officer from May 2017 until March 2023 followed by Senior Managing Director of Wealth and Chief Operating Officer until May 2024 when he continued only in his role of Chief Operating Officer. Mr. Irish’s resignation did not relate to any disagreement on matters related to the Company’s operations, policies or practices or any other matter, and Mr. Irish was not aware of any deficiencies in financial or operating controls at the time of his resignation.
The Company and the Bank are deeply appreciative of Mr. Irish for his 36 years of dedicated service and contributions to the organization.

(c) Appointment of Brian M. Collins as Chief Operating Officer

On September 17, 2024, the Board of Directors of the Bank appointed Mr. Brian M. Collins to serve as the Chief Operating Officer of the Bank, effective upon October 7, 2024.
Mr. Collins, age 47, has been serving as the Chief Digital and Operations Officer of the Bank since March 2021. Prior to that time, Mr. Collins served as Director of Operations of the Bank since 2014. Mr. Collins began his career with the Bank in 1999 as a Leadership Development Program Participant after graduating with a Bachelor of Science in Management from Suffolk University and has held leadership positions in the Treasury Management, Customer Service Center, and eBanking departments of the Bank. Mr. Collins received his Master of Business Administration with a concentration in Strategy and Business Analysis from Boston University.
There is no family relationship between Mr. Collins and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

There are no transactions between the Company and Mr. Collins that are reportable pursuant to Item 404(a) of Regulation S-K.

(e) Amendment to Supplemental Executive Retirement and Deferred Compensation Plan 2024     Addendum.

At a meeting held on September 17, 2024, the Company’s Board of Directors, on the recommendation of the Compensation and Human Resources Committee, approved an Amendment No. 1 (the “Amendment”) to the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan (the “SERP”) 2024 Addendum (the “2024 SERP Addendum”). The changes contained in the Amendment to the 2024 SERP Addendum are limited to updating the participants of the SERP in response to certain retirements and advancements occurring during the year, including, but not limited to, the retirement of Mr. Irish and the appointment of Mr. Collins, as described above.
The approval of the Amendment by the Company’s Board of Directors includes the approval of service-based and performance-based contributions for certain of the officers and employees of the Company and the Bank, including Mr. Collins, the Bank’s Chief Operating Officer, Mr. Irish, the Bank’s Technology and Operations Advisor, and Mr. Joseph R. Lussier, the Company’s Chief Financial Officer and Treasurer. The contributions under the SERP for the plan year ending December 31, 2024 will be made on or before March 15, 2025 and will be as outlined below.
Mr. Irish, in his capacity as Technology and Operations Advisor of the Bank, will receive a service-based contribution of $18,000. Mr. Collins, in his capacity as the Bank’s Chief Operating Officer, will receive a service-based contribution of $7,000. The previously-announced SERP contribution for Mr. Lussier, in his capacity as the Company’s Chief Financial Officer and Treasurer, was not impacted by the Amendment. Messrs. Collins, Irish and Lussier will each be eligible to receive an additional performance-based contribution outlined below based on the following criteria for the year ending December 31, 2024:

	0%	25%	50%	75%	100% (Target)	125%	150%
Income Metric:	31.7	37.0	42.4	47.7	63.0	66.2	69.4
Contribution Amount:	$0	$1,750	$3,500	$5,250	$7,000	$14,000	$21,000

“Income” is defined in the Amendment to the 2024 SERP Addendum as pre-tax income excluding income taxes, variable compensation plan expense, the provision for credit losses, the change in market value of equity securities (in the Bank’s investment portfolio), gains and losses on sales of bonds, and any other non-recurring or non-core operating income or expense such as but not limited to gains or losses on the sale of other real estate owned, derivatives, and bank owned life insurance. A favorable or unfavorable variance to budget for the provision for credit losses expense will be applied to the “Income” performance factor at 50% of the variance.
The foregoing description is a summary of the SERP, the 2024 SERP Addendum, and the Amendment to the 2024 SERP Addendum and is qualified in its entirety by reference to the copy of the SERP filed as Exhibit 10.15.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on March 8, 2024, the description of the 2024 SERP Addendum contained in the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2024, the copy of the 2024 SERP Addendum filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2024, and the copy of the Amendment to the 2024 SERP Addendum that is attached as Exhibit 10.1 to this Current Report on Form on 8-K, and is hereby incorporated by reference to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	The following exhibits are included with this Current Report on Form 8-K:

Exhibit 10.1: Amendment No. 1 to Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan 2024 Addendum

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: September 18, 2024	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer